Exhibit 10.3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH FIVE ASTERISKS (*****), HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Work Order

This WORK ORDER is made the date the last party signs below between:

(1)        IMMUNOMEDICS INC. whose registered office is at 300 American Road, Morris Plains, New Jersey 07950 (the Sponsor); and

(2)        COVANCE INC. whose registered office is at 210 Carnegie Center, Princeton, NJ 08540 (the Covance);

(each a Party and collectively the Parties).

RECITALS

(A)       WHEREAS Immunomedics Inc. (Sponsor) and Covance Inc. (the Company) are parties to a Master Services Agreement effective as of July 31, 2017 (the MSA).

(B)       WHEREAS Covance is a party to the MSA by virtue of Exhibit A-1 to the Agreement.

(C)       WHEREAS subject to the terms and conditions of the MSA and the additional terms and conditions set forth in the relevant Exhibit A, the Sponsor and Covance hereby agree to execute a Work Order relating to the Services for Sponsor’s Protocol/Scientific Plan, to evaluate the effect of Sacituzumab Govitecan (IMMU-132) in patients with Refractory/Relapsed Triple-Negative Breast Cancer.

NOW THEREFORE the Parties agree as follows:

1.       Definitions and Interpretation

1.1.    Each word and term used in this Work Order, but not defined, has the meaning specified in the Agreement unless a clear contrary interpretation otherwise applies.

1.2.    In the event of conflict between the terms and conditions of this Work Order and those of the Agreement , the terms of the Agreement shall prevail except to the extent that this Work Order expressly and specifically states an intent to supersede the Agreement on a specific matter.

2.       Legal Representation

The following language shall be added to Section 19.2 of the MSA:

(h) any liability imposed on the Covance Group as a result of its assumption of responsibilities as a legal representative, local sponsor, or a similar role for Sponsor (“Legal Representative”) in the jurisdictions agreed to by Covance and Sponsor under this Work Order including but not limited to any liability imposed on the Covance Group resulting from indemnifications properly entered into, in accordance with the terms of this Work Order, by the Covance Group including for clarity, any liability arising from an indemnity provided by the Covance Group to a third party investigator or clinical site or patient under a clinical site or investigator or patient agreement.

The following language shall be added to Section 33 of the MSA:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH FIVE ASTERISKS (*****), HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

33.13 Legal Representation:  Sponsor represents, warrants, covenants and agrees that the following specific to the Services included under this Work Order:

(a) It shall review all information and material contained or referenced in all clinical trial notifications (“CTNs”) and all clinical trial applications or similar required documents (“CTAs”) for the Drug to ensure that all such information and material are accurate, complete and not false or misleading

(b) It will provide information on, and samples of the Drug within any time period required by law or reasonably requested by Covance

(c) The Drug will be manufactured, packaged, labelled, coded and distributed in compliance with all applicable laws, rules, regulations and procedures, including but not limited to good manufacturing practices

(d) The protocol for this study will comply with all applicable laws, rules and regulations

(e) At the close of the study, Sponsor will retain any and all records relating to the study, including but not limited to records received from Covance, and will maintain  those records for 15 years or such other period of time as required by law in each country where the study is conducted. In addition, Sponsor will make such records available for inspection by all applicable regulatory authorities

(f) Sponsor shall provide to Covance such information as Covance may reasonably request from time to time that may be necessary to enable Covance to perform all responsibilities as the Legal Representative in all countries in which Covance provides Legal Representative Services for Sponsor in accordance with this Work Order and the Budget. Sponsor will provide all safety information pertinent to the Drug to Covance including, but not limited to all Serious Adverse Event reports, consistent with applicable requirements as necessary to maintain in a legally compliant manner, all CTNs and CTAs in all countries in which Covance provides Legal Representative Services for Sponsor.

3.       Term and Termination

The term of this Work Order shall commence on the date of full execution hereof and shall continue until completion of the Services or earlier termination of the Agreement in accordance with the termination provisions set out in the Agreement (the Term).  If Sponsor reduces Services to be provided by Covance under this Work which results in a reduction of greater ***** percent (*****%) of the fees due to Covance under this Work Order, then Covance shall have the right to terminate its provision of Legal Representative Services under this Work Order, provided that Covance provides Sponsor at least ***** advance notice.

4.       Services

Covance agrees to perform the following Services for the Sponsor as set forth in the attached description of Services at Annex 1, which shall also details the Study/Services Specific Assumptions that apply to the Services.

5.       Budget

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH FIVE ASTERISKS (*****), HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.1.    The Budget for the Services is set out in the detailed Budget in this Work Order attached at Annex 2.

5.2.    Invoices and Payment are governed by Sections 8 through 10 of the MSA. In consideration for its performance of the Services under this Work Order, the Sponsor shall pay Covance in accordance with the payment schedule or payment terms set out in this Work Order attached as Annex 3.  Any amounts paid by Sponsor to Covance under the preliminary Start-Up Agreement “SUA” executed on June 6, 2017 will be applied to initial invoices under this Work Order.  Invoices are due within thirty (30) days of receipt by the Sponsor.

6.       Payment and Invoice Details

6.1.    All invoices and summary report documentation provided to the Sponsor should be sent to the following address:

Immunomedics, Inc.

300 The American Road

Morris Plains, New Jersey 07950

Attention:  *****

*****

With electronic copies to:

*****

*****

*****

*****

*****

6.2.    All payments to Covance should be sent to the following address:

Account Name:	*****
Account Number:	*****
ABA Routing Number:	*****
Swift Code (International):	*****

For payments via mail - please submit payment to the below address:

Covance Inc.

*****

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7.       Change Control

In the event that any of the Assumptions used to calculate the Budget or in the provision the Services change, in accordance with Section 10 of the MSA, the Parties shall negotiate an

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH FIVE ASTERISKS (*****), HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

amendment to this Work Order if appropriate.  No amendment to this Work Order shall be binding unless agreed in writing.

8.       Insurance

Sponsor hereby represents that insurance referred to in Paragraph 3 of Exhibit A-1 (Covance Clinical) of the Agreement is applicable to and valid for the duration of this Study. Covance shall also be a named insured.  Sponsor’s failure to provide its certificate shall entitle Covance to (i) suspend its provision of Legal Representative Services and (ii) terminate this Work Order if such certificate is not provided by Sponsor within ten (10) days of notification of such failure by Covance.

9.       Entire Agreement

This Work Order and the terms of the Agreement represent the entire and integrated agreement between the Sponsor and Covance and supersede all prior negotiations, representations or agreements, either written or oral, regarding the Services.

10.     Choice of Law and Jurisdiction

Any contractual dispute or claim arising between the Parties to this Work Order arising out of or in connection with the Agreement or the Services defined herein shall be construed, governed, interpreted, and applied in accordance with the provisions of Sections 33.11 and 33.12 of the Agreement.

11.     *****

In the event that *****, Immunomedics will make a one-time fee payment of $***** to Covance.  In the event that *****, Covance will apply a one-time $***** fee credit to the next invoice to Immunomedics.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH FIVE ASTERISKS (*****), HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Immunomedics Inc.:	Covance Inc.:

Name:	Name:

Signature:	Signature:

Title:	Title:

Date:	Date:

Covance Inc.:

Name:

Signature:

Title:

Date:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH FIVE ASTERISKS (*****), HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex 1 – Description of services

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Presented To:

*****

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Immunomedics, Inc.

300 American Road

Morris Plains, NJ 07950

Office: *****

Cell:    *****

*****

Covance Contact:

*****

*****

Covance Inc.

210 Carnegie Center

Princeton, NJ, 08540

Tel: *****

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH FIVE ASTERISKS (*****), HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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